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                                                             Exhibit (10)(ix)(1)


                            AMENDMENT NUMBER ONE TO
                      RESTATED NORTHERN TRUST CORPORATION
                      SUPPLEMENTAL THRIFT-INCENTIVE PLAN


WHEREAS, the Northern Trust Corporation (the "Corporation") maintains the Restated Northern Trust Corporation Supplemental Thrift-Incentive Plan for employees of The Northern Trust Company, effective as of July 20, 1999 (the "Plan); and

WHEREAS, by virtue and in exercise of the amending power reserved to the Corporation under Section 7.1 of the Plan, the Board authorized amendments to the Plan by resolution dated November 16, 1999;

NOW THEREFORE, pursuant to the authority delegated by the Board to the undersigned officer by such resolution, the Plan is hereby amended in the following particulars, effective beginning with the 2000 Plan Year:

1. The last clause of the first sentence of section 3.1 is amended to read "but not to exceed eighteen percent (18%)."

2. The last clause of the first sentence in section 3.2 is amended to read "but not to exceed eighteen (18%)."


IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf by the undersigned officer this 31st day of December, 1999.
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/s/ Perry R. Pero
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Perry R. Pero
Vice Chairman and Chief Financial Officer